Fundamental Investors, Inc.
                           One Market, Steuart Tower
                                   Suite 1800
                        San Francisco, California 94105

                                Mailing address:
                                 P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360



FUNDAMENTAL INVESTORS - DECEMBER 2004
NSAR SUPPLEMENTAL SCHEDULE

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $372,550
------------------ --------------------------------
------------------ --------------------------------
Class B            $9,991
------------------ --------------------------------
------------------ --------------------------------
Class C            $5,262
------------------ --------------------------------
------------------ --------------------------------
Class F            $7,307
------------------ --------------------------------
------------------ --------------------------------
Total              $395,110
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $2,122
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $234
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $363
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $89
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $30
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $51
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $831
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $1,486
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $1,232
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $2,629
------------------ --------------------------------
------------------ --------------------------------
Total              $9,067
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.5600
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3355
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3160
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.5412
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.5333
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.2800
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.2845
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.4361
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.5113
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3086
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3231
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.4391
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.5417
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.6325
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            667,940
------------------ ----------------------------------
------------------ ----------------------------------
Class B            30,162
------------------ ----------------------------------
------------------ ----------------------------------
Class C            17,596
------------------ ----------------------------------
------------------ ----------------------------------
Class F            14,365
------------------ ----------------------------------
------------------ ----------------------------------
Total              730,063
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        4,526
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        909
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,404
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        230
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        74
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          190
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          2,901
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          3,863
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          2,482
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          4,355
------------------ ----------------------------------
------------------ ----------------------------------
Total              20,934
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $32.25
----------------------- -------------------------
----------------------- -------------------------
Class B                 $32.19
----------------------- -------------------------
----------------------- -------------------------
Class C                 $32.17
----------------------- -------------------------
----------------------- -------------------------
Class F                 $32.24
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $32.24
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $32.23
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $32.23
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $32.23
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $32.22
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $32.18
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $32.17
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $32.21
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $32.22
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $32.26
----------------------- -------------------------